LCI Industries Q2 2023 Earnings Conference Call August 8, 2023 1

FORWARD-LOOKING STATEMENTS This presentation contains certain “forward-looking statements” with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company’s common stock, the impact of legal proceedings, and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties. Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), capital expenditures, tax rate, cash flow, financial condition, liquidity, covenant compliance, retail and wholesale demand, integration of acquisitions, R&D investments, commodity prices and industry trends, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, the impacts of COVID-19, or other future pandemics, and the Russia-Ukraine war, and heightened tensions between China and Taiwan on the global economy and on the Company's customers, suppliers, employees, business and cash flows, pricing pressures due to domestic and foreign competition, costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and in the Company’s subsequent filings with the Securities and Exchange Commission, including the Company's Quarterly Reports on the 10-Q. Readers of this presentation are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law. This presentation includes certain non-GAAP financial measures, such as EBITDA and net debt to EBITDA leverage. These non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in the presentation. 2

Generating Ample Cash to Strengthen the Balance Sheet ■ Inventory reductions that now total $200 million YTD, improving cash generation ■ Paid down $179 million in debt YTD Second Quarter 2023 Highlights Financial Performance ■ Net sales of $1.0 billion in the second quarter, down 34% ■ Net income of $33 million in the second quarter, down 78% ■ EBITDA1 of $88 million in the second quarter, down 65% year-over-year Executing on discplined cost management and diversification to ensure stability Executing on Diversification ■ Resilience in Aftermarket, International, Marine, and other adjacencies supporting performance amidst declines in RV OEM ■ Sales outside of North American RV OEM business currently make up over half of total Company sales Ongoing Innovation Fuels Content Growth ■ 2% growth in content per travel trailer and fifth-wheel RV2 ■ 6% growth in content per motorized unit 3 1 Additional information regarding EBITDA, as well as reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in the Appendix 2 For twelve months ended June 30, 2023

Quarterly Performance • Current 2023 North American forecast of 290 - 310k wholesale units; 86,200 wholesale units shipped in Q2 2023 • Q2 2023 RV OEM sales down 55% YoY primarily due to softened retail demand • Destocking rates amongst dealers have begun to decelerate as inventories reach appropriate levels RV OEM RV Wholesale/Retail/Inventory Change Retail Wholesale Inventory Linear (Inventory) Q31 9 Q41 9 Q12 0 Q22 0 Q32 0 Q42 0 Q12 1 Q22 1 Q32 1 Q42 1 Q12 2 Q22 2 Q32 2 Q42 2 Q12 3 Q22 3 0 50,000 100,000 150,000 200,000 250,000 (80,000) (60,000) (40,000) (20,000) — 20,000 40,000 60,000 80,000 Content per Wholesale Unit • Travel trailer and fifth-wheel RV content of $5,487 for Q2 2023 (LTM basis), up 2% over the comparable prior year period • Motorhome content of $3,760 for Q2 2023 (LTM basis), up 6% 4 $905,989 $409,924 Q2 2022 Q2 2023 Net Sales (in thousands)

Quarterly Performance • Q2 2023 sales down 2% year over year, driven by inflationary pressures impacting consumer demand • Meaningful YOY margin expansion in Q2 driven by decreased commodity costs and targeted pricing increases • Innovation driving ongoing portfolio expansion through sophisticated products, catering to the new generation of RV enthusiasts • Increased spend during trade-up seasons as consumers upgrade RVs, leveraging our recent acquisitions AFTERMARKET 5 $259,872 $255,631 Q2 2022 Q2 2023 Net Sales (in thousands)

Quarterly Performance • Q2 2023 Adjacent Industries sales down 6% YoY • Decrease driven by declines in the Marine market due to softening retail demand and reductions in OEM backlogs as dealer inventories have normalized • Strength in other adjacent markets such as transit have lessened the impact from lighter NA marine demand Content per Power Boat • 17% decline in content per power boat (LTM basis), primarily due to pricing and product mix ADJACENT MARKETS 6 Net Sales (in thousands)$370,289 $349,084 Q2 2022 Q2 2023

Quarterly Performance • Q2 2023 sales up 6% YoY • Inventories are replenishing as supply chain constraints ease, enabling European OEMs to meet pent-up demand • Maintaining focus on introducing popular European products in North American markets, including window blinds, pop top, and B- vans • International results include RV OEM, Adjacent Industries OEM, and Aftermarket net sales INTERNATIONAL BUSINESS 7 Net Sales (in thousands) $107,866 $113,870 Q2 2022 Q2 2023

INNOVATION AS A CULTURE

Constant innovation continues to drive content expansion



Lewmar® Electric Powered Shallow Water Anchor


LIPPERT

ABS (Anti-Lock Braking System)


CURT

CURT® Enhanced Pin Box Solutions



OneControl® Auto featuring True Course™



Independent Suspension


FURRION

Furrion® 18K Chill Cube Air Conditioner



Solera® 3000 Off-Grid Series Solar awning



Basecamp Towable & Motorized Leveling System



SureShade® Forward Facing Power Bimini



New Window Designs and Integrated Shades

Continuously developing new product innovations;
2023 marks more innovative product introductions than any year in the last 10 years

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GROWTH STRATEGY Prioritizing ample liquidity and investments back into the company Balanced Capital Allocation Strategy • Reduce leverage • Investment in the business, with focus on automation projects • Execute strategic acquisitions and divestitures • Return capital to shareholders Continue Execution of our Diversification Strategy • Lessen the impact from RV down cycles by further expanding market share in our Non-RV OEM channel to increase stability • Continue to expand offerings in our various markets through innovations and acquisitions Leveraging Strengths to Win Market Share • Continue to innovate, bringing new and useful offerings to the space • Focusing on content per unit growth in all groups • Unlocking cross-selling opportunities through new acquisitions 9

Operating Margin 14.2% 5.4% Second Quarter 2022 Second Quarter 2023 (in th ou sa nd s) Consolidated Net Income $154,530 $33,426 Second Quarter 2022 Second Quarter 2023 (in th ou sa nd s) EBITDA* $250,696 $88,224 Second Quarter 2022 Second Quarter 2023 Q2 2023 FINANCIAL PERFORMANCE * Additional information regarding EBITDA, as well as reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in the Appendix. (in th ou sa nd s) Consolidated Net Sales $1,536,150 $1,014,639 Second Quarter 2022 Second Quarter 2023 10

As of and for the six months ended June 30 LIQUIDITY AND CASH FLOW 2023 2022 Cash and Cash Equivalents $22M $55M Remaining Availability under Revolving Credit Facility(1) $270M $287M Capital Expenditures $34M $71M Dividends $53M $50M Debt / Net Income (TTM) 11.1x 2.3x Net Debt/EBITDA (TTM) 3.4x(2) 1.3x(3) Cash from Operating Activities $274M $348M (1) Remaining availability under the revolving credit facility is subject to covenant restrictions. (2) Net Debt/EBITDA ratio is a non-GAAP financial measure and is calculated as follows: Debt of $943M, less Cash of $22M, resulted in Net Debt of $921M at June 30, 2023, divided by Earnings Before Interest, Taxes, Depreciation, and Amortization, "EBITDA" (Net Income of $85M adding back Interest of $36M, Taxes of $19M, and Depreciation and Amortization of $131M), resulting in $271M EBITDA for the twelve months ended June 30, 2023. The GAAP debt / Net income ratio was $943M / $85M or 11.1x. (3) Net Debt/EBITDA ratio is a non-GAAP financial measure and is calculated as follows: Debt of $1,123M, less Cash of $55M, resulted in Net Debt of $1,068M at June 30, 2022, divided by EBITDA (Net Income of $496M, adding back Interest of $23M, Taxes of $172M, and Depreciation and Amortization of $125M), resulting in $816M EBITDA for the twelve months ended June 30, 2022. The GAAP debt / Net income ratio was $1,123M / $496M or 2.3x. 11

EBITDA Reconciliation of Non-GAAP Measures APPENDIX EBITDA is a non-GAAP performance measure included to illustrate and improve comparability of its results from period to period. EBITDA is defined as net income (loss) before interest expense, provision for income taxes, depreciation and amortization expense. The Company considers this non-GAAP measure in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because it provides a useful analysis of ongoing underlying operating trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies. Three Months Ended June 30, ($ in thousands) 2023 2022 Net Income $ 33,426 $ 154,530 Interest Expense, Net 10,249 6,191 Provision for Income Taxes 11,499 58,068 Depreciation and Amortization 33,050 31,907 EBITDA $ 88,224 $ 250,696 12

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